UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 ______________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2015

MELA SCIENCES, INC.
(Exact Name of Registrant Specified in Charter)

Delaware	000-51481	13-3986004
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Lakeside Drive, Suite 100, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   215-619-3200

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                          Completion of Acquisition or Disposition of Assets.

On June 23, 2015, MELA Sciences, Inc. (the "Company") filed a Current Report on Form 8-K reporting that as of June 22, 2015, the Company completed the asset purchase of the XTRAC and VTRAC businesses from PhotoMedex, Inc.

This Form 8-K/A amends the Form 8-K the Company filed on June 23, 2015 to include the Company's unaudited pro forma condensed financial statements giving effect to the acquisition, each for the year ended December 31, 2014 and for the three months ended March 31, 2015.

Item 9.01                          Financial Statements and Exhibits.

(a)            Financial Statements of Business Acquired.

The Combined Carve-Out XTRAC/VTRAC Division (A Carve-Out of PhotoMedex, Inc.) audited historical combined financial statements for the years ended December 31, 2014 and 2013 are incorporated by reference into this Form 8-K/A from the Form 8-K filed on June 23, 2015.

The unaudited Combined Carve-Out XTRAC/VTRAC Division (A Carve-Out of PhotoMedex, Inc.) condensed combined financial statements for the three months ended March 31, 2015 are incorporated by reference into this Form 8-K/A from the Form 8-K filed on June 23, 2015.

(b)            Pro Forma Financial Information.

The following unaudited pro forma condensed financial information related to the asset purchase is attached as Exhibit 99.1 to this Form 8-K/A and incorporated by reference into this Form 8-K/A:

(i)	Unaudited Pro Forma Condensed Balance Sheet as of March 31, 2015;
(ii)	Unaudited Pro Forma Statement of Operations for the year ended December 31, 2014; and
(iii)	Unaudited Pro Forma Statement of Operations for the three months ended March 31, 2015.

(d)            Exhibits.

The following exhibits are being filed as part of this Current Report on Form 8-K/A pursuant to Item 2.01.

Exhibit Number            Description

99.1                              Unaudited Pro Forma Condensed Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

MELA SCIENCES, INC.

Date:	August 4, 2015	By:	/s/ Michael R. Stewart
Michael R. Stewart
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS issued by MELA Sciences, Inc.